[LETTERHEAD OF CREDIT LYONNAIS CANADA APPEARS HERE]

                                                                  August 2, 1994

CONFIDENTIAL
- - ------------

Compania Minera Maricunga
Nueva de Lyon 72
OF. 1801
Santiago, Chile

Attention: Albert G. Brantley

Amax Gold Inc.
9100 East Mineral Circle
Englewood, Colorado 80155
U.S.A.

Attention: Mark A. Lettes

Bema Gold Corporation
1400-510 Burrard Street
Vancouver, British Columbia
Canada V6C 3AS

Attention: Neil Woodyer

                         Re: Refugio Project Financing

Dear Sirs:

We refer to our recent discussions with you with respect to your interest in obtaining commitments aggregating U.S. $80,250,000 in connection with the project financing (the "Financing") of the Refugio gold mine (the "Mine") in
                        ---------                                  ----
Chile. The terms and conditions of the proposed Financing are summarized in the Compania Minera Maricunga Summary Indicative Terms and Conditions dated July 8, 1994 (the "Summary"). The Summary forms a part of the offer being provided in
           -------
this letter and

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 2, 1994


the basis upon which such offer is being extended and by your acceptance of this letter you agree to the contents of the Summary. Capitalized terms used but not defined in this letter are used as defined in the Summary.

On the terms, and subject to the conditions, set forth below and in the Summary, Credit Lyonnais Canada ("CLC") and Credit Lyonnais ("CL") hereby jointly offer to provide a commitment of U.S. $17,000,000 of the aggregate amount of the Financing (CLC and CL together with any other bank or financial institution making a similar commitment, referred to as a "Bank").
                                               ----

Our offer contained in this letter is subject to the conditions that, (i) no later than 5:00 p.m. Denver time, November 30, 1994, (a) the documents described in or otherwise contemplated by the Summary shall have been executed and delivered in form and substance satisfactory to the Banks, shall be in full force and effect and shall be substantially responsive in all material respects to the requirements of the Summary and all other conditions precedent described in or otherwise contemplated by the Summary shall have been satisfied (it being understood that matters not clarified in the Summary are subject to the mutual agreement of the parties) and (b) either (1) Deutsche Bank, NM Rothschild & Sons Limited, Canadian Imperial Bank of Commerce, CLC, CL and /or ING Capital Corporation shall have provided additional commitments for the Financing in the amount of U.S. $4,750,000 and the relevant Banks and each of you shall have amended and/or entered into letters with such Banks reflecting such altered or new commitments, as the case may be, or (2) the Borrower's requirement to fund the Construction Account with equity and/or subordinated debt (as set forth in Conditions Precedent (ii) on page 18 of the Summary) shall be increased to U.S. $39,750,000, (ii) no change shall have occurred that would materially adversely affect the Borrower's or either Guarantor's ability to perform its undertakings and obligations described in or otherwise contemplated by the Summary and (iii) CLC and/or CL shall have been able to purchase political risk insurance reasonably satisfactory to them.

In consideration of our agreements contained in this letter, you hereby agree to pay to us no later than August 5, 1994 a facility fee in the amount of U.S. $127,500, which is 50% of the aggregate facility fee due to us, with the remainder of such facility fee due upon the execution of the credit agreement contemplated by the Summary. The portion of the facility fee payable no later than August 5, 1994 will not be refundable for any reason (such portion having been fully earned for our work in relation to the Financing prior to the date hereof) and will not be credited against any other amount due to us or any of the other Banks, should the transactions contemplated by the Summary proceed.

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 2, 1994

This letter is for your confidential use only and is based on the understanding that, except as otherwise agreed between us, neither it nor any of the transactions contemplated hereby will be disclosed by you to any other person or entity, except that you may disclose it (i) in confidence to your accountants, lawyers and other advisors for purposes related to the transactions contemplated hereby (provided that such parties agree to maintain the confidentiality hereof), (ii) for purposes of raising equity, (iii) for purposes of entering into hedging facilities (provided that the relevant counterparties agree to maintain the confidentiality hereof) and (iv) where disclosure is required by applicable law.

      If you agree with the terms of this letter, please sign and return to NM Rothschild & Sons Limited, New Court, St. Swithin's Lane, London EC4P 4DU, England (Attention: Michael A. Price) the enclosed copies of this letter no later than 5:00 p.m. London time on August 5, 1994. If such copies of this letter and copies of similar letters issued by NM Rothschild & Sons Limited, Canadian Imperial Bank of Commerce and Deutsche Bank AG, New York Branch containing commitments aggregating U.S. $80,250,000 and duly executed by each of you have not been received by NM Rothschild & Sons Limited at the above address prior to such time, our commitments and obligations will terminate at such time (but without prejudice to the continuing effectiveness of the confidentiality provisions referred to in the immediately preceding paragraph).

      This letter, which may be executed in counterparts, shall be governed by and construed and interpreted in accordance with the laws of New York.


                                            Yours faithfully,

                                            CREDIT LYONNAIS CANADA


                                            By: SIGNATURE UNREADABLE
                                               -----------------------
                                               Title: VICE-PRESDENT
                                                     -----------------

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation

August 2, 1994

                                       CREDIT LYONNAIS

                                       By: /s/ SIGNATURE UNREADABLE
                                           ------------------------
                                           Title: TITLE UNREADABLE
                                                 ------------------

                                       By:
                                           ------------------------
                                           Title:
                                                 ------------------

ACCEPTED AND AGREED TO THIS
3 DAY OF AUGUST, 1994

COMPANIA MINERA MARICUNGA

By: /s/ ALBERT BRANTLEY
   ---------------------------
   Title: GENERAL MANAGER
         ---------------------

AMAX GOLD INC.

By: /s/ PAUL J. HEMSCHOOT, JR.
   ---------------------------
   Title: VICE PRESIDENT
         ---------------------

BEMA GOLD CORPORATION

By: /s/ CLIVE JOHNSON
   ------------------------
   Title: DIRECTOR
         ------------------

        [LETTERHEAD OF CANADIAN IMPERIAL BANK OF COMMERCE APPEARS HERE]

CIBC, Inc.



August 1, 1994



CONFIDENTIAL
- - ------------

Compania Minera Maricunga
Nueve de Lyon 72
OF. 1801
Santiago, Chile

Attention:  Albert G. Brantley

Amax Gold Inc.
9100 East Mineral Circle
Englewood, Colorado 80155
U.S.A.

Attention:  Mark A. Lettes

Bema Gold Corporation
1400-510 Burrard Street
Vancouver, British Columbia
Canada V6C 3A8

Attention:  Neil Woodyer

     Re:  Refugio Project Financing
          -------------------------



Dear Sirs:

We refer to our recent discussions with you with respect to your interest in obtaining commitments aggregating U.S.$80,250,000 in connection with the project financing (the "Financing") of the Refugio gold mine (the "Mine") in Chile. The terms and conditions of the proposed Financing are summarized in the Compania Minera Maricunga Summary Indicative Terms and Conditions dated July 8, 1994 (the "Summary"). The Summary forms a part of the offer being provided in this letter and the basis upon which such offer is being extended and by your acceptance of this letter you agree to the contents of the Summary. Capitalized terms used but not defined in this letter are used as defined in the Summary.

On the terms, and subject to the conditions, set forth below and in the Summary, Canadian Imperial Bank of Commerce ("CIBC") or an affiliate hereby offers on a several basis to provide a commitment of U.S.$17,000,000 of the aggregate amount of the Financing (CIBC, together with any other bank or financial institution making a similar commitment, referred to as a "Bank").

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994                                                           Page 2



     Our offer contained in this letter is subject to the conditions that, (i) no later than 5:00 p.m. Denver time, November 30, 1994, (a) the documents described in or otherwise contemplated by the Summary shall have been executed and delivered in form and substance satisfactory to the Banks, shall be in full force and effect and shall be substantially responsive in all material respects to the requirements of the Summary and all other conditions precedent described in or otherwise contemplated by the Summary shall have been satisfied (it being understood that matters not clarified in the Summary are subject to the mutual agreement of the parties) and (b) either (1) Deutsche Bank, NM Rothschild & Sons Limited, CIBC, Credit Lyonnais and/or ING Capital Corporation shall have provided additional commitments for the Financing in the amount of U.S.$4,750,000 and the relevant Banks and each of you shall have amended and/or entered into letters with such Banks reflecting such altered or new commitments, as the case may be, or (2) the Borrower's requirement to fund the Construction Account with equity and/or subordinated debt (as set forth in Conditions Precedent (ii) on page 18 of the Summary) shall be increased to U.S. $39,750,000,(ii) no change shall have occurred that would materially adversely affect the Borrower's or either Guarantor's ability to perform its undertakings and obligations described in or otherwise contemplated by the Summary and (iii) CIBC shall have been able to purchase political risk insurance reasonably satisfactory to it.

In consideration of our agreements contained in this letter, you hereby agree to pay to us no later than August 5, 1994 a facility fee in the amount of U.S. $127,500 which is 50% of the aggregate facility fee due to us, with the remainder of such facility fee due upon the execution of the credit agreement contemplated by the Summary. The portion of the facility fee payable no later than August 5, 1994 will not be refundable for any reason (such portion having been fully earned for our work in relation to the Financing prior to the date hereof) and will not be credited against any other amount due to us or any of the other Banks, should the transactions contemplated by the Summary proceed.

This letter is for your confidential use only and is based on the understanding that, except as otherwise agreed between us, neither it nor any of the transactions contemplated hereby will be disclosed by you to any other person or entity, except that you may disclose it (i) in confidence to your accountants, lawyers, and other advisors for purposes related to the transactions contemplated hereby (provided that such parties agree to maintain the confidentiality hereof), (ii) for purposes of raising equity, (iii) for purposes of entering into hedging facilities (provided that the relevant counter parties agree to maintain the confidentiality hereof) and (iv) where disclosure is required by applicable law.

If you agree with the terms of this letter, please sign and return to N M Rothschild & Sons Limited, New Court, St. Swithin's Lane, London EC4P 4DU, England (Attention: Michael A. Price) the enclosed copies of this letter no later than 5:00 p.m., London time on August 5, 1994. If such copies of this letter and copies of similar letters issued by N M. Rothschild & Sons Limited, Credit Lyonnais Canada and Deutsche Bank AG, New York Branch containing commitments aggregating U.S.$80,250,000 and duly executed by each of you have not been received by N M Rothschild & Sons Limited at the above address prior to such time, our commitments and obligations will terminate at such time (but without prejudice to the continuing effectiveness of the confidentiality provisions referred to in the immediately preceding paragraph).

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994

This letter, which may be executed in counterparts, shall be governed by and construed and interpreted in accordance with the laws of New York.

Yours faithfully,

CANADIAN IMPERIAL BANK OF COMMERCE

By:     /s/ SIGNATURE UNREADABLE
      ------------------------
Title:  Authorized Signatory
      ------------------------

ACCEPTED AND AGREED TO THIS
 3 DAY OF August, 1994
- - ---       ------

COMPANIA MINERA MARICUNGA

By:     /s/ Albert Brantley
      ------------------------
Title:  General Manager
      ------------------------

AMAX GOLD INC.

By:     /s/ Paul J. Hemschoot, Jr.
      ------------------------
Title:  Vice President
      ------------------------

BEMA GOLD CORPORATION

By:     /s/ Clive Johnson
      ------------------------
TITLE:  DIRECTOR
      ------------------------

          [LETTERHEAD OF N M ROTHSCHILD & SONS LIMITED APPEARS HERE]

                                                          August 1, 1994

CONFIDENTIAL

Compania Minera Maricunga
Nueva de Lyon 72
OF. 1801
Santiago, Chile

Attention:  Albert G. Brantley

Amax Gold Inc.
9100 East Mineral Circle
Englewood, Colorado 80155
U.S.A.

Attention:  Mark A. Lettes

Bema Gold Corporation
1400-510 Burrard Street
Vancouver, British Columbia
Canada V6C 3A8

Attention:  Neil Woodyer

      Re:   Refugio Project Financing
            -------------------------

Dear Sirs:

      We refer to our recent discussions with you with respect to your interest in obtaining commitments aggregating U.S.$80,250,000 in connection with the project financing (the "Financing") of the Refugio gold mine (the "Mine") in
                        ---------                                  ----
Chile. The terms and conditions of the proposed Financing are summarized in the Compania Minera Maricunga Summary Indicative Terms and Conditions dated July 8, 1994 (the "Summary"). The Summary forms a part of the offer being provided in
           -------
this letter and the basis upon which such offer is being extended and by your acceptance of this letter you agree to the contents of the Summary. Capitalized terms used but not defined in this letter are used as defined in the Summary.

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994

      On the terms, and subject to the conditions, set forth below and in the Summary, N M Rothschild & Sons Limited ("NMR") hereby offers on a several basis
                                         ---
to provide a commitment of U.S.$21,250,000 of the aggregate amount of the Financing (NMR, together with any other bank or financial institution making a similar commitment, referred to as a "Bank").
                                      ----
      Our offer contained in this letter is subject to the conditions that, (i) no later than 5:00 p.m. Denver time, November 30, 1994, (a) the documents described in or otherwise contemplated by the Summary shall have been executed and delivered in form and substance satisfactory to the Banks, shall be in full force and effect and shall be substantially responsive in all material respects to the requirements of the Summary and all other conditions precedent described in or otherwise contemplated by the Summary shall have been satisfied (it being understood that matters not clarified in the Summary are subject to the mutual agreement of the parties) and (b) either (1) Deutsch Bank, NMR, Canadian Imperial Bank of Commerce, Credit Lyonnais Canada and/or ING Capital Corporation shall have provided additional commitments for the Financing in the amount of U.S.$4,750,000 and the relevant Banks and each of you shall have amended and/or entered into letters with such Banks reflecting such altered or new commitments, as the case may be, or (2) the Borrower's requirement to fund the Construction Account with equity and/or subordinated debt (as set forth in Conditions Precedent (ii) on page 18 of the Summary) shall be increased to U.S.$39,750,000,
(ii) no change shall have occurred that would materially adversely affect the Borrower's or either Guarantor's ability to perform its undertakings and obligations described in or otherwise contemplated by the Summary and (iii) NMR shall have been able to purchase political risk insurance reasonably satisfactory to it.

      In consideration of our agreements contained in this letter, you hereby agree to pay to us no later than August 5, 1994 a facility fee in the amount of U.S.$159,375, which is 50% of the aggregate facility fee due to us, with the remainder of such facility fee due upon the execution of the credit agreement contemplated by the Summary. The portion of the facility fee payable no later than August 5, 1994 will not be refundable for any reason (such portion having been fully earned for our work in relation to the Financing prior to the date hereof) and will not be credited against any other amount due to us or any of the other Banks, should the transactions contemplated by the Summary proceed.

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994


      This letter is for your confidential use only and is based on the understanding that, except as otherwise agreed between us, neither it nor any of the transactions contemplated hereby will be disclosed by you to any other person or entity, except that you may disclose it (i) in confidence to your accountants, lawyers, and other advisors for purposes related to the transactions contemplated hereby (provided that such parties agree to maintain the confidentiality hereof), (ii) for purposes of raising equity, (iii) for purposes of entering into hedging facilities (provided that the relevant counterparties agree to maintain the confidentiality hereof) and (iv) where disclosure is required by applicable law.

      If you agree with the terms of this letter, please sign and return to N M Rothschild & Sons Limited, New Court, St. Swithin's Lane, London EC4P 4DU (Attention: Michael A. Price) the enclosed copies of this letter no later than 5:00 p.m., London time, on August 5, 1994. If such copies of this letter and copies of similar letters issued by Deutsche Bank AG, New York Branch, Canadian Imperial Bank of Commerce and Credit Lyonnais Canada containing commitments aggregating U.S.$80,250,000 and duly executed by each of you have not been received by NMR at the above address prior to such time, our commitments and obligations will terminate at such time (but without prejudice to the continuing effectiveness of the confidentiality provisions referred to in the immediately preceding paragraph).

      This letter, which may be executed in counterparts, shall be governed by the construed and interpreted in accordance with the laws of New York.


                                      Yours faithfully,

                                      per pro N M ROTHSCHILD & SONS
                                        LIMITED

                                      By: /s/ SIGNATURE UNREADABLE
                                         --------------------------
                                         Title: ASST. DIRECTOR
                                               --------------------

                                      By: /s/ SIGNATURE UNREADABLE
                                         --------------------------
                                         Title: DIRECTOR
                                               --------------------

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994




ACCEPTED AND AGREED TO THIS
3 DAY OF AUGUST, 1994

COMPANIA MINERA MARICUNGA

By: /s/ ALBERT BRANTLEY
   ---------------------------
   Title: GENERAL MANAGER
         ---------------------

AMAX GOLD INC.

By: /s/ PAUL J. HEMSCHOOT, JR.
   ---------------------------
   Title: VICE PRESIDENT
         ---------------------

BEMA GOLD CORPORATION

By: /s/ CLIVE JOHNSON
   ---------------------------
   Title: DIRECTOR
         ---------------------

[LETTERHEAD OF DEUTSCHE BANK APPEARS HERE]


                                                 August 1, 1994

CONFIDENTIAL

Compania Minera Maricunga
Nueva de Lyon 72
OF. 1801
Santiago, Chile

Attention: Albert G. Brantley

Amax Gold Inc.
9100 East Mineral Circle
Englewood, Colorado 80155
U.S.A.

Attention: Mark A. Lettes

Bema Gold Corporation
1400-510 Burrard Street
Vancouver, British Columbia
Canada V6C 3A8

Attention: Neil Woodyer

                          Re: Refugio Project Financing

Dear Sirs

    We refer to our recent discussions with you with respect to your interest in obtaining commitments aggregating U.S.$80,250,000 in connection with the project financing (the "Financing") of the Refugio gold mine (the "Mine") in Chile.
                ---------
The terms and conditions of the proposed Financing are summarized in the Compania Minera Maricunga Summary Indicative Terms and Conditions dated July 8, 1994 (the "Summary"). The Summary forms a part of the offer being provided
           -------
in this letter and the basis upon which such offer is being extended and by your acceptance of this letter you agree to the contents of the Summary. Capitalized terms used but not defined in this letter are used as defined in the Summary.

    On the terms, and subject to the conditions, set forth below and in the Summary, Deutsche Bank AG, New York Branch ("Deutsche Bank") hereby offers on
                                             -------------
a several basis

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994



to provide a commitment of U.S.$25,000,000 of the aggregate amount of the Financing (Deutsche Bank, together with any other bank or financial institution making a similar commitment, referred to as a "Bank").
                                               ----

    Our offer contained in this letter is subject to the conditions that, (i) no later than 5:00 p.m. Denver time, November 30, 1994, (a) the documents described in or otherwise contemplated by the Summary shall have been executed and delivered in form and substance satisfactory to the Banks, shall be in full force and effect and shall be substantially responsive in all material respects to the requirements of the Summary and all other conditions precedent described in or otherwise contemplated by the Summary shall have been satisfied (it being understood that matters not clarified in the Summary are subject to the mutual agreement of the parties) and (b) either (1) Deutsche Bank, NM Rothschild & Sons Limited, Canadian Imperial Bank of Commerce, Credit Lyonnais Canada and/or ING Capital Corporation shall have provided additional commitments for the Financing in the amount of U.S.$4,750,000 and the relevant Banks and each of you shall have amended and/or entered into letters with such Banks reflecting such altered or new commitments, as the case may be, or (2) the Borrower's requirement to fund the Construction Account with equity and/or subordinated debt (as set forth in Conditions Precedent (ii) on page 18 of the Summary) shall be increased to U.S.$39,750,000, (ii) no change shall have occurred that would materially adversely affect the Borrower's or either Guarantor's ability to perform its undertakings and obligations described in or otherwise contemplated by the Summary and (iii) Deutsche Bank shall have been able to purchase political risk insurance reasonably satisfactory to it.

    In consideration of our agreements contained in this letter, you hereby agree to pay to us no later than August 5, 1994 a facility fee in the amount of U.S. $187,500, which is 50% of the aggregate facility fee due to us with the remainder of such facility fee due upon the execution of the credit agreement contemplated by the Summary. The portion of the facility fee payable no later than August 5, 1994 will not be refundable for any reason (such portion having been fully earned for our work in relation to the Financing prior to the date hereof) and will not be credited against any other amount due to us or any of the other Banks, should the transaction contemplated by the Summary proceed.

    This letter is for your confidential use only and is based on the understanding that, except as otherwise agreed between us, neither it nor any of the transactions contemplated hereby will be disclosed by you to any other person or entity, except that you may disclose it (i) in confidence to your accountants, lawyers and other advisors for purposes related to the transactions contemplated hereby (provided that such parties agree to maintain the

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994



confidentiality hereof), (ii) for purposes of raising equity, (iii) for purposes of entering into hedging facilities (provided that the relevant counterparties agree to maintain the confidentiality hereof) and (iv) where disclosure is required by applicable law.

      If you agree with the terms of this letter, please sign and return to NM Rothschild & Sons Limited, New Court, St. Swithin's Lane, London EC4P 4DU, England (Attention: Michael A. Price) the enclosed copies of this letter no later than 5:00 p.m. London time on August 5, 1994. If such copies of this letter and copies of similar letters issued by NM Rothschild & Sons Limited, Canadian Imperial Bank of Commerce and Credit Lyonnais Canada contained commitments aggregating U.S.$80,250,000 and duly executed by each of you have not been received by NM Rothschild & Sons Limited at the above address prior to such time, our commitments and obligations will terminate at such time (but without prejudice to the continuing effectiveness of the confidentiality provisions referred to in the immediately preceding paragraph).

      This letter, which may be executed in counterparts, shall be governed by and construed and interpreted in accordance with the laws of New York.


                                            Yours faithfully,

                                            DEUTSCHE BANK AG, NEW YORK
                                            BRANCH

                                            By: /s/ GREGORY L. MORONEY
                                               -----------------------
                                               Title: DIRECTOR
                                                     -----------------

                                            By: /s/ SANDRA E. BELL
                                               -----------------------
                                               Title: DIRECTOR
                                                     -----------------

ACCEPTED AND AGREED TO THIS
3 DAY OF AUGUST, 1994

COMPANIA MINERA MARICUNGA
By: /s/ Albert Brantley
   ------------------------
   Title: GENERAL MANAGER
         ------------------

Compania Minera Maricunga
Amax Gold Inc.
Bema Gold Corporation
August 1, 1994



AMAX GOLD INC.
By: /s/ PAUL J. HEMSCHOOT, JR.
   ---------------------------
   Title: VICE PRESIDENT
         ---------------------

BEMA GOLD CORPORATION
By: /s/ CLIVE JOHNSON
   ---------------------------
   Title: DIRECTOR
         ---------------------

                                       Compania Minera Maricunga
                                SUMMARY INDICATIVE TERMS AND CONDITIONS


  The Project:          The development, construction and mining of ore from the
                        Verde Gold Project (the "Project"), with development to occur in accordance with the Revised Feasibility Study prepared by Mineral Resource Development Inc. ("MRDI") in December 1992 ("Revised Feasibility Study"), the
                        Updated Capital and Operating Cost Estimate prepared by
                        MRDI in February 1994 ("Updated Costs Report") and any amendments thereto approved by the Technical Agent in consultation with the Lenders. The Project is located in North Central Chile.


  Capital Cost:         The total cost of the project is estimated to be US$120
                        Million.


  Project Ownership:    The Project is owned by Compania Minera Maricunga
                        ("CMM") a Chilean mining company. CMM is owned as follows:-

                        50% by Amax Gold Refugio, Inc. ("AGRI") a wholly owned Delaware subsidiary of Amax Gold Inc. ("AGI"), by virtue of AGRI's ownership of 100% of the Class B shares of CMM; and

                        50% by Bema Gold (Bermuda) Ltd. ("Bema Bermuda"), a wholly owned subsidiary of Bema Gold Corporation ("Bema") by virtue of Bema Bermuda's ownership of 100% of the Class A shares of CMM.


  Borrower:             CMM, or an agreed upon Chilean Qualified Financial
                        Institution ("QFI"). The QFI will be approved by the Chilean Central Bank and would only be used to facilitate the initial dollar/gold conversion of the loan and to expedite the Chilean Approval process.


  Guarantors:           AGI and Bema on a several basis, in proportion to their
                        ownership of CMM, until Economic Completion. Should the current ownership interests change (with the consent of the Lenders) whilst the Guarantees are outstanding then the size of the Guarantees will be automatically adjusted to account for the revised ownership structure.


  Operator:             CMM, with AGI maintaining Chairmanship of the Board of
                        CMM and the Technical Management Committee as governed by the CMM Shareholder's Agreement dated 18th November,
                        1992 ("Shareholder's Agreement") between AGI and Bema and any amendments thereto approved by the Lenders.

Purpose: Exclusively to finance a portion of the construction and development costs of the Project and its initial working capital requirements.

Facility Amount:        US$ 85 million, or the gold ounce equivalent thereof
                        (the "Facility"), which will be available in a single
                        drawdown to occur no later than [   date   ].

                        For the avoidance of doubt, any drawings denominated in gold ounces will be deemed to be at the price of drawdown for the purposes of subsequent conversion and monetary cap provisions.

Administrative Agent    N M Rothschild & Sons Limited

Technical Agent:        Deutsche Bank

Co-Arrangers & Lenders
(the "Lenders"):
                        Canadian Imperial Bank of Commerce
                        Credit Lyonnais
                        Deutsche Bank
                        ING Capital Corporation
                        N M Rothschild & Sons Ltd

Facility Type:          Amortising Term Loan Facility available in US Dollars
                        and/or Gold.
Dollar/Gold
Conversion:             The Borrower, may at its option, in whole or in part,
                        convert borrowings from a Gold Loan to a Dollar Loan, or vice versa, at any time on an interest rate maturity/rollover date, subject to a minimum notice period of 30 days, and further provided that no more than two such conversions may occur within any 12 month period; and that upon any conversion not more than one tranche is denominated in US Dollars and not more than one tranche is denominated in gold ounces; and that at no time would such conversion result in aggregate outstandings exceeding the Facility Amount adjusted for Scheduled Repayments and Prepayments.

                        For the purpose of calculating the conversion of gold drawings into US Dollar drawings, the conversion price will be the price at which the gold loan was originally drawn down, or if subsequently converted from US Dollars into gold ounces, the price at which the conversion took place.

Availability:           From the date of execution of a definitive loan
                        agreement and the satisfaction of all Conditions
                        Precedent up to the earlier of [ date ] and Economic
                        Completion.

Construction Account:   All loan proceeds will be deposited in a segregated
                        offshore account (the "Construction Account"). Drawdowns from the Construction Account will be for the sole purpose of meeting an agreed construction expenditure schedule as specified in the Engineering, Procurement, and Construction Contract (the "EPC Contract") and other project related costs in accordance with the budget approved by the Technical Agent in consultation with the Lenders, following the review by an independent engineering firm (the "Approved Budget") appointed by the Lenders (the "Independent Engineer").

                        Drawdowns under the Facility will be supported by a monthly project Certificate which will detail the costs incurred to-date, and confirm adhesion to the Approved Budget, that there has been no technical development which would or could materially adversely affect the performance of the Project ( all of which will be confirmed by the Independent Engineer) and that no default exists or upon such drawdown would occur, under any agreement.

                        Once the Project has attained Economic Completion any
                        funds remaining in the Construction Account, shall be
                        immediately be applied as a Mandatory Prepayment of the
                                      -----------------------------------------
                        Facility.
                        ---------
Scheduled
Repayments:             Mandatory repayment of the Facility will occur in ten,
                        equal semi-annual installments commencing six months
                        after full Mechanical Completion (i.e. achievement of
                        Phase B of the Mechanical Completion Test under the EPC
                        contract), but no later than [ date ].
Accelerated
Prepayments:            To the extent permissible under Chilean Law (to be
                        clarified prior to execution of full loan
                        documentation), commencing six months after Mechanical
                        Completion (i.e. achievement of Phase B of the
                        Mechanical Completion Test under the EPC contract), but
                        no later than [ date ], and on every repayment date
                        thereafter the net cashflow after interest and Scheduled
                        Repayments and after the required Capex and Debt Service
                        Reserves, remaining in the Proceeds Account (the "Excess
                                                                    ------------
                        Cashflow"), shall be applied against
                        ------------------------------------

                        Scheduled Repayments in inverse order of maturity, as
                        -----------------------------------------------------
                        follows:
                        -------

                        33.3% of the first US$10 million of Excess Cashflow and
                        -------------------------------------------------------
                        thereafter 50% of any additional Excess Cashflow.
                        ------------------------------------------------


 Monetary Cap:          In the event that the aggregate market price of
                        outstandings under the facility denominated in gold ounces exceeds the price at which such ounces were originally drawn down by more than 33 1/3% for a period of 20 consecutive days or 50% on any one Business Day
                        (the "Monetary Cap") then the Borrower shall be required, to either:-


                        a) prepay such amounts as necessary to reduce the aggregate outstandings to a level below the Monetary Cap such payments being applied in inverse
                                          -------------------------------------
                             order of maturity, or
                             ------------------


                        b) provide collateral acceptable to the Lenders of an equivalent value, or

                        c) convert all outstandings denominated in gold ounces into US Dollars at the price at which such outstandings were originally drawn (or subsequently converted).

 Mandatory prepayment
 upon Loan Conversion:  To the extent that the Borrower realises any gains through the conversion of outstandings from gold ounces to US Dollars and vice versa, such gains shall immediately be applied to prepayment of the Facility, in inverse order of maturity.


 Cancellation:          The Borrower may cancel any undrawn portion of the
                        Facility prior to Economic Completion, provided that the Lenders are satisfied with the capacity of the Borrower to achieve Economic Completion by no later than [date]
                        (the "Completion Date").


 Prepayment:            To the extent permissible under Chilean Law (such issue
                        to be clarified prior to the execution of full loan documentation), the Borrower may make optional prepayments of outstandings under the Facility providing that such prepayments occur on the Scheduled Repayment
                        Dates, that a five day notice period of prepayment has been given by the Borrower and that such prepayments are in minimum multiples of US$5 million or the gold equivalent thereof.

                        Any prepayments will be applied against outstandings under the facility in inverse order of maturity and will include full reimbursement of any "breakage" cost incurred by the Lenders as a result of such prepayment.

Denomination of
Principal Repayments
and Prepayments:        Any principal Repayment or Prepayment relating to
                        outstandings denominated in gold ounces shall be made in gold ounces and any principal Repayment or Prepayment relating to outstandings denominated in US Dollars shall be made in US Dollars.

Construction Contract:  The  Borrower will enter into an EPC Contract, upon terms, and with a major international engineering company acceptable to the Lenders (the "Construction Contractor").

                        The Construction Contractor will guarantee, inter alia, that:-

                        (i) The Project will be developed and constructed in accordance with the Revised Feasibility Study, the Updated Costs Report and Development Plan and subsequent agreed engineering studies, as approved by the Technical Agent in consultation with the Lenders and the Independent Engineer.

                        (ii) The Project will be developed and constructed by a certain date for an agreed upon total cost. Both the date and the total cost will be defined in the EPC Contract, together with penalties up to an agreed amount.

                        (iii) The Project will be completed including the
                              installation and construction of plant, equipment and services and the passing of certain physical processing capability tests, as agreed with and approved by the Technical Agent in consultation with the Lenders following a review by the Independent Engineer ("Mechanical Completion").

Mining Contract:        The Borrower will enter into a mining contract (the
                        "Mining Contract"), with a mining company (the "Mining
                        Contractor") acceptable to the Lenders and upon terms and with any amendments thereto, acceptable to the Lenders. The Mining Contract will stipulate, inter alia, a maximum cost per tonne of material moved.

                        The Mining Contract will operate in accordance with the Development Plan resulting from the Revised Feasibility Study or any agreed modifications thereto. The Mining Contract will have a minimum fixed duration of four years with the Borrower's option to extend the mining Contract thereafter.

Conditions relating
to the Contract Mining: a)  In the event that the Mining Contract expires or is
                                                                  ----------
                            cancelled (for whatever reason) by the Borrower or the Mining Contractor it will be an obligation of the Borrower upon terms no worse than the original Mining Contract to either:-

                            i) immediately continue the mining operation with its own workforce and equipment. In such a situation, it will be an obligation of the Borrower to provide the necessary funding for the mining operations, without this in any way diminishing or otherwise affecting the other obligations of the Borrower under the Facility; or

                            ii) to exercise its option to take over, at a
                                reasonable cost, the Mining Contractor's equipment and workforce. Such option not to be overruled by the Mining Contractor's obligations to third parties.

                        b)  The Mining Contract, will include, inter alia:-

                            i) Performance bonding for the Mining Contractor in favour of the Borrower.

                           ii) Appropriate insurance of the Mining Contractor (i.e. loss of or damage to equipment and production interruption).

                          iii) The ability of the Borrower to contract out through the Performance Bonding if necessary.

                           iv) The obligation of the Mining Contractor to conduct his operation, particularly regarding human and industrial relations, in such a manner so as to avoid to the extent possible interruptions of work arising from strikes or other willful actions (limitation of acceptance of force majeure).

                        v) A termination clause for extraordinary cancellation of the Contract by the Borrower in the case of wilful misconduct by the Mining Contractor and/or in the case of technical and/or economic jeopardy of the Project.


 Hedging: The Borrower will be required to maintain (either directly or through assignment by the respective Shareholders) sufficient gold price hedging, with counterparties acceptable to the Lenders, to cover operating costs, on-going capital expenditures and debt service, on a two-and-a-half year rolling basis, until 12 months after the final projected maturity date of the Facility, as reflected in the Development Plan, but in any event committed gold price hedging (i.e. hedging where the Borrower is obliged to deliver a fixed number of ounces at fixed price on a specific date--"Committed Hedging") should at no times exceed 50% of forecast production in any one Period.


                        The Borrower will also be required (either directly or through assignment by the respective Shareholders) to establish Interest rate protection satisfactory to the Lenders.


 Proceeds Account:      All gold production shall immediately be sold outside of
                        Chile and the sale proceeds deposited in a segregated offshore bank account (the "Proceeds Account"). The
                        Proceeds Account shall have a minimum balance at all times post Economic Completion, equal to Scheduled Debt
                        Service (the "Debt Service Reserve") and forecast capital expenditures (the "Capex Reserve") for the next six months, as contemplated in the Development Plan.

                        Withdrawals from the Proceeds Account will be applied firstly to agreed expenditures contemplated in the Development Plan, Scheduled Debt Service and taxes, the Debt Service and Capex Reserves. Thereafter withdrawals may be made for Accelerated Prepayments and then Dividend Payments.


                        Dividend Payments may only be made however, on an annual basis and then only if the Borrower and Guarantors are in full compliance with all of the covenants, and that the making of a Dividend Payment would not result in a breach of any of the covenants. Under no circumstances may be made prior to the achievement of Economic Completion.

Foreign Investment
Contract:               The CMM Shareholders will maintain their Foreign
                        Investment Contract (Decree Law 600) with the State of
                        Chile in a form and substance acceptable to the Lenders.

Completion Guarantees:  In addition to the EPC Contractor's guarantees, AGI will fund 100% of all cost overruns to Mechanical Completion.

                        Until the Project has achieved Economic Completion through the passing of a Completion Test (the parameters of which are to be determined) together with evidence that a balance has been built up in the Proceeds Account sufficient to fund the next six months Scheduled Debt Service and capital expenditure, AGI and Bema, will, on a several basis in proportion to their ownership interest in CMM, unconditionally guarantee all obligations of the Borrower.

                        It shall be a condition of each Completion Guarantee that Economic Completion be achieved by no later than
                        [   date   ].

                        Whilst the initial guarantees shall each represent 50% of the Facility Amount, should there be any subsequent amendment to AGI and Bema's ownership interests in CMM (with the consent of the Lenders, such consent not to be unreasonably withheld), then either AGI or Bema's percentage liability under such guarantee shall either decrease or increase on a pro rata basis commensurate with the percentage ownership change.

                        Once Economic Completion has been achieved, the Facility will become non-recourse to AGI and Bema, except with respect to ongoing environmental warranties.

Specific
Guarantor Support:      a)     Bema

                               Whilst the Completion Guarantee is outstanding, Bema will at all times maintain an escrow account in favour of the Lenders (the "Bema Escrow") consisting of the following:-

                        (i)    Cash of Can$ 10,000,000

                        (ii) Cash of US$ 10,000,000 (proceeds of Bema's loan from AGI)

                        b)     AGI

                               Whilst the Completion Guarantee is outstanding, AGI shall either:-

                        i) Maintain cash dedicated to the Project in amount of not less than US$25 million (charged to the Lenders),

                               or, to the extent acceptable to the Lenders:-

                        ii) Assign to the Lenders the benefit of US$25 million of availability under the Cyprus Amax DOCLOC, or

                        iii) Maintain US$25 million of unused availability under the Cyprus Amax DOCLOC and procure a letter from Cyprus Amax to the effect that Cyprus Amax will direct any drawing under this US$25 million availability under the DOCLOC to be used for the sole purpose of meeting AGI's guarantee obligations under this Facility.

Independent Engineer:
                        The Lenders will engage, at the Borrower's expense, a mutually acceptable independent mining engineering company (the "Independent Engineer"). The Independent Engineer, acting for the Lenders, will, inter alia:-

                        i) Undertake a full technical and environmental review of the Project, which shall include, but not be limited to, ore reserves, permitting, metallurgical testwork and construction and operating cost estimates. In conjunction with the Borrower, a Development Plan shall be devised and approved, based upon the results of the technical & environmental review, and incorporating the Revised Feasibility Study and Updated Costs Report together with any agreed revisions or amendments thereto.

                        ii) Monitor the construction of the Project on a monthly basis; monitor and approve disbursements under the Construction Account; and review, approve and certify the passing of Mechanical and Economic Completion Tests.

                        iii) Post Economic Completion, provide ongoing analysis of the performance of the Project and monitor such performance against the Project Covenants on an ongoing basis; conduct site-visits to the Project as required and provide other services to the Lenders as appropriate and in accordance with normal industry practices.


Security:               The Facility will be secured, without limitation, by:-

                        i) A first priority charge/mortgage over all of the assets of CMM and/or the Borrower, including all real property, mining concessions, plant, machinery and equipment; electric, water and other material supplies contracts; product sales and tolling contracts; insurance contracts and any other material contracts.

                        ii) First priority lien over all bank accounts of CMM and/or the Borrower, including the Construction Account and the Proceeds Account.

                        iii) The Bema Escrow until attainment of Economic Completion.

                        iv) Assignment of all gold and interest rate hedging contracts entered into in respect of the Project.

                        v)     Assignment of the EPC Contract.

                        vi)    Assignment of the Mining Contract.

                        vii) A pledge of all of the outstanding A and B shares of CMM and any other direct or indirect ownership interests of the Guarantors.

                        viii) Acknowledged assignment of any and all rights under the Chilean DL600 Foreign Investment Contract.

                        ix) Assignment of the Guarantors' rights under the Shareholders' Agreement, By-Laws and Refugio Project Agreement.

Interest:               Interest will be levied on a floating rate basis at a
                        margin over US$ LIBOR and/or US$ LIBOR minus GOFO (in the case of gold drawings) of:-

                        2.875% per annum Pre Economic Completion*

                        2.500% per annum Post Economic Completion**

                        The Borrower may select Interest periods of 1, 2, 3, or 6 months, or other such periods as may be agreed between the Borrower and Lenders from time to time. All interest payments will be made net of encaje, taxes, duties or other withholdings, on the last day of each interest period. For the avoidance of doubt, interest payments on any outstandings denominated in gold ounces will be payable in gold ounces, and interest on any outstandings denominated in US Dollars will be payable in US Dollars.


                     (* The pre-completion margin of 2.875% p.a. is a blended
                        rate reflecting the relative perceived creditworthiness of the Guarantors, as follows:-
                        AGI  1.75% p.a.
                        Bema 4.00% p.a.)

                     (**The Post-Completion margin of 2.500% p.a. is based on
                        the Lenders being able to secure acceptable Political Risk Insurance as required, at a cost of 0.750% p.a. Should the cost of such Insurance be in excess of 0.750% then the Post-Completion margin shall be increased accordingly to compensate those Lenders to whom such excess cost applies.)

Fees:               i)  The Borrower shall pay to each Lender a Participation
                        Fee of 1.50% flat based upon each Lender's commitment to the Facility. The Borrower shall pay each Lender 50% of its Participation Fee upon receipt and acceptance of a firm commitment letter, and the Balance at Facility
                        Closing. In the event that Borrower elects not to proceed with the Facility, then the 50% paid by the Borrower upon acceptance of a commitment shall be non-refundable.

                   ii) The Borrower shall pay, quarterly in arrears, a Commitment Fee of 0.375% per annum on any available but undrawn amounts under the Facility from the earlier of [date] and the date of Facility closing.

 Principal
 Covenants on
 the Borrower:          Customary for a Facility of this type, including, but
                        not limited to the following:-


                (i) The Borrower will not be permitted to assume any additional indebtedness other than this Facility, unless such indebtedness is provided on a subordinated basis, the terms of such subordination being satisfactory to the Lenders.

                (ii) The Borrower will not be permitted to issue guarantees to third parties other than those that may be contemplated under this Facility without the prior agreement of the Lenders.

                (iii) The Borrower will not be permitted to dispose of any material assets without the prior consent of the Lenders (subject to appropriate carve-out provision).

                (iv) Throughout the term of the facility the Borrower either directly or through assignment from the Shareholders) shall maintain sufficient hedging to cover all on-going capital and operating costs, debt service and taxes on a two-and-a-half year rolling basis (see Conditions Precedent) until 12 months after the final projected maturity date of the Facility, as reflected in the Development Plan, with the further provision that Committed Hedging should at no times exceed 50% of forecast gold production in for any one Period.

                (v) The Borrower will not liquidate or enter into any merger, amalgamation or any other corporate re-organisation.

                (vi) The Borrower will not make any material acquisitions without the prior consent of the Lenders.

                (vii) The Borrower will not create any liens or other encumbrances over any of its assets without the prior consent of the Lenders.

                (viii) The Borrower shall not agree to any material amendments or modifications of any material contracts, agreements or permits without the prior consent of the Lenders.

                (ix) The Borrower shall maintain a current ratio of not less than 1.0x.

                        (x) The Borrower shall maintain a Tangible Net Worth of not less than { }million. (Such level to be determined based upon tas review of the book Net Tangible Assets of the Borrower and projected net income levels).

                               (xi) Until the Facility is repaid in full the Borrower will provide adequate insurance for the Project Assets for full replacement value against loss or destruction; and the Borrower will provide adequate insurance for third party liability, business interruption and reduction or cessation of production caused by losses or destruction of the Project Assets.

                                      In each case the Lenders shall be named as "loss-payees" and the adequacy and suitability of the insurance shall be determined by an independent Insurance Advisor acting on behalf of the Lenders.

                        (xii) The Borrower will not use the proceeds of drawings under the Facility, equity, subordinated debt or project cashflow, for any purpose other than those contemplated in the Development Plan or the Facility Documentation.

                        (xiii) The Borrower will not permit, facilitate or
                               consent to any breach of the Guarantors'
                               Covenants.

                        (xiv)  The Borrower will achieve Mechanical Completion
                               by no later than {   date  } and Economic
                               Completion by no later than {   date  }.

                        (xv) The Borrower will use its best efforts to assist the Lenders, where necessary, in obtaining and maintaining Political Risk Insurance and in the collection by the Lenders of any amounts falling due thereunder.

Other: Compliance with laws and enviromental regulations, maintenance of (and adherence to) applicable permits, maintenance of proper records which shall be available to the Lenders for inspection at any time, preservation of rights under the Foreign Investment Contract maintenance of corporate existence, no change in business, maintenance and operation of the Project in a safe manner in accordance with prudent mining industry standards, maintenance of appropriate insurance (including loss of Project assets, business interruption, third party liability, and commitment of main contractors to provide for adequate insurance cover), no cessation or abandonment, prompt and timely payment of taxes, etc.

Project
Covenants:                Based upon the Development Plan on a forward looking
                          basis over the life of the Project, the project financing covenants will be applied to the Project to monitor its performance. These covenants (the
                          "Project Covenants") will include specifically the following:-

                    (i) During each six monthly period the Net Cash Flow, defined as forecast sales revenues, taking into account existing hedging and sales arrangements, less forecast operating and capital costs (including taxes), must exceed interest costs and scheduled debt repayments by at least 25%.

                    (ii)  The Loan Life Ratio, defined as:

                          NPV of Net Cash Flow over the remaining life of the
                              Loan Aggregate outstandings under the Facility

                          must always exceed 1.5 and

                    (iii) The Project Life Ratio, defined as:

                          NPV of Net Cash Flow over the remaining life of the
                              Project Aggregate outstandings under the Facility

                          must always exceed 2.0

                          The Loan Life and Project Life Ratios will be re-calculated six monthly based upon the Development Plan agreed at the time of first drawdown, together with any amendments thereto agreed by the Lenders. Compliance with these and other covenants will be monitored by the Technical and Administrative Agents in consultation with the Lenders, based upon a report prepared semi-annually by the Independent Engineer, or at other times as required by the Lenders.

Reserve Covenant:         Proven and Probable recoverable reserves at the
        ---------
                          Project, must not be less than {   }% of the amount
                          drawn under the Facility at any time, of which Probable Reserves should not be more than { }%.

                          It will be a requirement that all amounts drawn under the facility are repaid in full from not more than 70% of the Proven and Probable reserves in situ when the Facility was initially drawn. For the avoidance of doubt, this will be an on-going covenant.

                        Based upon the Development Plan and any Approved variations thereto, there must at all time be projected to be a cushion of 30% of the original Proven and Probable Reserves left to be mined after the scheduled Final Maturity of the Facility.

Financial Information:  Over and above the performance reports prepared by the
                        Independent Engineer, the Borrower and/or the Guarantors will be required to furnish the Lenders with:

                   (i) Quarterly financial statements for the Borrower and the Guarantors;

                  (ii) Annual audited financial statements for the Borrower and the Guarantors.

                 (iii)  Monthly Project Performance reports.

                  (iv) A quarterly Compliance Certificate from the Borrower and each of the Guarantors confirming compliance with the respective Covenants.

                   (v)  A quarterly certificate from AGI, confirming the value
                   -------------------------------------------------------------
                        of gold work-in-progress leach pad inventory, such value
                        --------------------------------------------------------
                        to be determined in accordance with GAAP.
                        -----------------------------------------
                  (vi)  An Annual audited certification of AGI's gold work in
                  --------------------------------------------------------------
                        progress leach pad inventory.
                        -----------------------------
                 (vii) Other such information as the Lenders may reasonably require.

Other principal Covenants
on the Guarantors, to include:

                    A)  AGI

                   (i) Until Economic Completion, AGI shall not permit Consolidated Indebtedness to exceed 55% of Shareholders' Equity. Where Consolidated Indebtedness is defined as total funded debt (short term and long term) less the
                                                                     --------
                        amount of the DOCLOC that is either undrawn, or is
                        -----------------------------------------------------
                        allocated in support of such debt.
                        ----------------------------------
                  (ii) AGI shall maintain its ownership of CMM either directly or indirectly at a minimum of 50% throughout the full term of the Facility.

                        (iii) Until Economic Completion, AGI shall maintain a Net Worth of not less than US$ 180 million.
                                                          ----------------

                        (iv) AGI will not relinquish operating control of the Project.

                        (v) The Chairman of CMM will at all times be an AGI appointee.

                        (vi) Until Economic Completion, AGI shall maintain a positive Working Capital balance (defined as Current Assets less Current Liabilities) of not less than US$10m. For the purposes of calculating
                                         ------
                               this covenant:-

                               (a) Included in the definition of Current Assets shall be:-

                                    (i)   any undrawn and unallocated
                                    ---
                                          availability under the DOCLOC;

                                    (ii)  gold work-in-progress leach pad
                                    ------------------------------------------
                                    inventory (the value of such inventory
                                    ------------------------------------------
                                    to be determined in accordance with GAAP).
                                    ------------------------------------------

                               (b)  Excluded from the definition of Current
                                    Assets shall be:

                                    (i)   any cash or DOCLOC availability that
                                                      -------------------
                                          has been pledged as collateral under
                                          this Facility, and

                                    (ii)  cash that is in the Construction
                                          Account, Proceeds Account, Debt
                                          Service Reserve and Capex Reserve, and

                                    (iii) the US$10 million loan from Amax Gold
                                          to Bema (should it become classed as a
                                          Current Asset for accounting
                                          purposes).

                               (c) Excluded from the definition of Current
                                   Liabilities shall be any short term debt or current portions of long term debt that benefit from an allocation or pledge of the DOCLOC.

                        (vii) Until Economic Completion AGI shall not assign or pledge any portion of the DOCLOC in favour of obligations other than those obligations currently in existence, except as contemplated under this Facility.

                        (viii) Other covenants typical to a financing of this
                               type.

                        B)     Bema

                        (i) Bema shall maintain its ownership of CMM either directly or indirectly at a minimum of 50% throughout the full term of the Facility.

                        (ii) Until Economic Completion, Bema shall not incur any additional indebtedness.

                        (iii) Until Economic Completion, Bema shall maintain a Net Worth of not less than Can$ 50 million plus equity raised subsequent to 29/06/94.

                        (iv) Until Economic Completion, Bema will not sell, grant any lien, assign or create any encumbrance upon any material assets including marketable securities, except for the sole purpose of meeting liquidity or hedging requirements associated with the Refugio Project.

                        (v) Until Economic Completion, Bema shall maintain a positive Working Capital balance (defined as Current Assets less Current Liabilities) of not less than Can$ 2 million.

                               For the purposes of calculating this covenant:-

                               a)  Excluded from the definition of Current
                                   Assets shall be:

                                   (i)  the Cash Collateral pledged in support
                                   of this Facility, and

                                   (ii) cash in the Construction Account,
                                   Proceeds Account, Debt Service Reserve and
                                   Capex Reserve.

                               b)  Excluded from the definition of Current
                                   Liabilities shall be:

                                   (i)  the current portion of Long Term debt,
                                   and

                                   (ii) the US$10 million loan from Amax Gold.

                        (vi) Until Economic Completion, Bema shall not make dividend distributions, without the prior consent of the Lenders.

                        (vii) Other covenants typical to a financing of this type.

                                                                              18
Representations & Warranties,
to include without limitation:


                        i) Corporate organisation, existence and good standing of the Borrower and the Guarantors.

                        ii) Corporate power and authority of the Borrower and the Guarantors to enter into the proposed Facility and the documents contemplated thereby.

                        iii)   Typical Material Adverse Change clause.

                        iv)    No material litigation.

                        v)     No default under this or existing Facility
                               Agreements.

                        vi) Compliance with all material environmental and governmental laws and regulations.

                        vii) Lenders have a valid and perfected security interest in all collateral required under the Facility.

Conditions Precedent,
to include:

                        (i) Satisfactory technical due diligence and the finalisation of the Development Plan, acceptable to all parties, which satisfies the Project Covenants indicated above.

                        (ii) The Borrower shall initially provide evidence to the Lenders that it has funded the Construction Account with equity proceeds/subordinated debt in an amount of not less than US$35 million and thereafter that such monies have been expended in accordance with the Development Plan prior to any drawing under this Facility.

                        (iii)  Satisfactory Environmental Review and
                               confirmation that the Project does and will continue to comply with all environmental laws and regulations.

                        (iv) Evidence that there is appropriate insurance cover in respect of insurable project risks, including inter alia, public liability, physical plant and business interruption.

                        (v) The Borrower has in place (either directly or through assignment) sufficient gold price hedging to cover operating costs, on-going capital expenditures and debt service, on a two-and-a-half year rolling basis. until 12 months after the scheduled maturity of the Facility as reflected in the Development Plan.

                        (vi) Satisfactory documented clarification of the Shareholders Agreement dealing with inter alia, dilution provisions.

                        (vii) The raising by AGI of at least US$ 50 million in equity, preferred or convertible preferred stock.

                        (viii) The Specific Guarantor Support.

                        (ix) The establishment of the DOCLOC in an amount of not less than US$100 million and/or another similarly related committed liquidity backstop from Cyprus-Amax, either of which to be upon terms acceptable to the Lenders and to be of a tenor no shorter than 12 months past the date of
                                                               ----------------
                               Economic Completion, as contemplated in the
                                                    ----------------------
                               Development Plan.
                               -----------------

                        (x) Satisfactory independent review of tax and insurance issues.

                        (xi)   Satisfactory determination of the method of
                        --------------------------------------------------
                               valuation of gold work-in-progress leach pad
                               --------------------------------------------
                               inventory, such methodology to be approved by
                               ---------------------------------------------
                               an independent SEC registered accounting firm and
                               -------------------------------------------------
                               confirmed to be in accordance with GAAP.
                               ----------------------------------------

                        (xii)  Satisfactory Loan and Security Documentation, and
                        -----
                               legal opinions related thereto.

Events of Default:             Standard and customary for a Facility of this
                               type including those related to Political Risk, with the proviso that an Event of Default by one of the Guarantors in relation to the collateral and financial covenants prior to Economic
                               Completion, shall not necessarily in itself constitute an Event of Default by the Borrower or the other Guarantor.

Costs & Expenses:              All legal and out-of-pocket expenses of the
                               Lenders (including those of the Independent
                               Engineer and the Insurance Advisor) will be for the account of the Borrower, whether or not the transaction proceeds.

Governing Law:                 New York (Chile for Security documents).